Exhibit 99.1

Pricing Supplement dated November 14, 2005 (To Prospectus dated May 7, 2002)	Rule 424(b)(5) Registration Statement No. 333-86842 and Registration Statement No. 333-86842-01
AMB PROPERTY, L.P.
SERIES B MEDIUM-TERM NOTE
(FIXED RATE)
Principal Amount: $175,000,000
Price to Public: 99.907%
Agent’s Discount or Commission: $875,000 (0.500%)
Net Proceeds to us: $173,962,250
Interest Rate: 5.450%
Maturity Date: December 1, 2010
Original Issue Date: November 21, 2005
Trade Date: November 14, 2005
Exchange Rate Agent: Not applicable
     ☐ U.S. Bank N.A.
     ☐ Other
Interest Payment Dates: June 1st and December 1st, commencing June 1, 2006
Regular Record Dates: 15 calendar days before the Interest Payment Date, commencing May 17, 2006
Specified Currency:
     ☑ United States Dollars
     ☐ EURO
     ☐ Composite Currency:
     ☐ Other:                     Principal Financial Center: Not applicable
Authorized Denomination:
     ☑ $1,000 or integral multiples thereof
     ☐ Other
Redemption:
     ☑ The Note cannot be redeemed prior to maturity; provided, however, that the Note may be prepaid at the option of the Operating Partnership prior to maturity as set forth below under “Other/Additional Provisions.”
     ☐ The Note may be redeemed at the option of the Operating Partnership prior to maturity
                    Redemption Commencement Date:
                    Initial Redemption Percentage:
                    Annual Redemption Percentage Reduction:

Repayment:
     ☑ The Note cannot be repaid prior to maturity
     ☐ The Note may be repaid prior to maturity at the option of the Holder of the Note
                    Optional Repayment Date(s):
                    Repayment Price:
Discount Notes:      ☐ Yes      ☑ No
     Issue Price:
     Total Amount of OID:
     Yield to Maturity:
     Initial Accrual Period:
Form:      ☑ Book-Entry      ☐ Certificated
Agent:
     ☑ Morgan Stanley & Co. Incorporated
     ☐ A.G. Edwards & Sons, Inc.
     ☑ Banc of America Securities LLC
     ☐ Bear, Stearns & Co. Inc.
     ☐ Commerzbank Capital Markets Corp.
     ☐ First Union Securities, Inc.
     ☐ J.P. Morgan Securities Inc.
     ☑ KeyBanc Capital Markets, A Division of McDonald Investments Inc.
     ☐ Lehman Brothers Inc.
     ☑ PNC Capital Markets, Inc.
     ☑ Wells Fargo Securities, LLC
     ☐ None
     Morgan Stanley & Co. Incorporated and Banc of America Securities LLC are the bookrunners for this offering. KeyBanc Capital Markets, A Division of McDonald Investments Inc., PNC Capital Markets, Inc. and Wells Fargo Securities, LLC are co-managers for this offering.
Agent’s Capacity:      ☐ Agent      ☑ Principal
Addendum Attached:      ☐ Yes       ☑ No
Other/Additional Provisions:
Optional Prepayment by Operating Partnership
The notes will be subject to prepayment at the option of the Operating Partnership, at any time in whole or from time to time in part, upon not less than 30 and not more than 60 days’ notice mailed to each holder of notes to be prepaid at the holder’s address appearing in the note register, at a price equal to the greater of:
•	100% of the principal amount of the notes to be prepaid; and

•	the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the prepayment price) on the notes to be prepaid (exclusive of interest accrued to the date of prepayment) discounted to the date of prepayment on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 15 basis points;
in each case, plus accrued and unpaid interest to the date of prepayment.
Notes called for prepayment will become due on the date fixed for prepayment. Notices of prepayment will be mailed by first-class mail at least 30 but not more than 60 days before the date fixed for prepayment to each noteholder at its registered address. The notice will state the principal amount to be prepaid. On and after the date fixed for prepayment, interest will cease to accrue on any prepaid notes. If less than all the notes are prepaid at any time, the trustee will select the notes to be prepaid on a pro rata basis or by any other method the trustee deems fair and appropriate.

“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the notes that would be utilized, at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the notes.
“Comparable Treasury Price” means, with respect to any date fixed for the prepayment of notes, (a) the bid price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) at 4:00 P.M. on the third business day preceding such date, as set forth on “Telerate Page 500” (or such other page as may replace Telerate Page 500) or (b) if such page (or any successor page) is not displayed or does not contain such bid prices at such time, (i) the average of the Reference Treasury Dealer Quotations obtained by the trustee for such date, after excluding the highest and lowest of four such Reference Treasury Dealer Quotations, or (ii) if the trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the trustee.
“Independent Investment Banker” means either of Morgan Stanley & Co. Incorporated or Banc of America Securities LLC, or, if each such firm is unwilling or unable to select the applicable Comparable Treasury Issue, a leading independent investment banking institution appointed by the trustee and reasonably acceptable to the Operating Partnership.
“Reference Treasury Dealer” means Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, and two other primary U.S. government securities dealers in New York City selected by the Independent Investment Banker (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Operating Partnership will substitute another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any date fixed for the prepayment of notes, an average, as determined by the trustee, of the bid and asked prices for the Comparable Treasury Issue for the notes (expressed in each case as a percentage of its principal amount) quoted in writing to the trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such date.
“Treasury Yield” means, with respect to any date fixed for the prepayment of notes, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the third business day immediately preceding such date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such date.
*****
Risk Factors
Investing in the notes involves risks. See “Risk Factors” beginning on page 3 of the accompanying prospectus.
Sixth Supplemental Indenture
On July 11, 2005, the Indenture, dated as of June 30, 1998, was further supplemented by the Sixth Supplemental Indenture among the Operating Partnership, AMB Property Corporation and U.S. Bank, N.A., as successor to State Street Bank and Trust Company of California, N.A., as trustee. The notes will be issued under and pursuant to the Indenture as so supplemented.
Long Settlement
We expect that delivery of the notes will be made against payment for such notes on or about November 21, 2005, which is the 5th business day following the date of this prospectus supplement. Trades in the secondary market are generally required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the notes before the settlement of this offering will be required, by virtue of the fact that the offered notes will settle in 5 business days, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the notes who wish to trade the notes on the date of pricing or during the next 5 business days should consult their own advisor.
Use of Proceeds
We intend to use the net proceeds to pay at maturity $150,000,000 principal amount of 7.20% medium-term notes issued on December 19, 2000 and maturing on December 15, 2005, plus accrued interest, and, if the issuance is more than principal amount plus interest, for general corporate purposes. Initially, we may temporarily invest net proceeds from the sale of the notes in short-term securities.

Liquidity and Capital Resources
Depending on market conditions, AMB Property II, L.P. may repurchase certain of its outstanding preferred limited partnership units. If such repurchase occurs, we, AMB Property, L.P. or AMB Property II, L.P. may raise additional capital in order to finance any such repurchase. Any such offering may commence shortly.
Supplemental Federal Income Tax Considerations
The following is a summary of certain supplemental United States federal income tax considerations anticipated to be material to holders of the notes. This summary is a supplement to the information provided in the accompanying prospectus under the caption “Certain Federal Income Tax Considerations,” and is subject to the limitations and qualifications set forth in the accompanying prospectus. Holders are urged to review the information in the accompanying prospectus together with this summary. This summary assumes that the holder is a United States holder, as that term is defined in the accompanying prospectus. This summary is based on current law, is for general information only and is not tax advice.
Tax Rates
The maximum tax rate of non-corporate taxpayers for (i) capital gains, including “capital gain dividends,” has generally been reduced from 20% to 15% (although, depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (ii) dividends has generally been reduced to 15%. In general, dividends payable by real estate investment trusts are not eligible for the reduced tax rate on corporate dividends, except to the extent the real estate investment trust’s dividends are attributable either to dividends received from taxable corporations (such as our taxable REIT subsidiaries), to income that was subject to tax at the corporate/real estate investment trust level (for example, if we distribute taxable income that we retained and paid tax on in the prior taxable year) or to dividends properly designated by us as “capital gain dividends.” This reduced tax rate would also apply to capital gains arising upon a sale of the notes. The currently applicable provisions of the United States federal income tax laws relating to the 15% tax rate are scheduled to “sunset” or revert back to the provisions of prior law effective for taxable years beginning after December 31, 2008, at which time the capital gains tax rate will be increased to 20% and the rate applicable to dividends will be increased to the tax rate then applicable to ordinary income.
Acquisition of Certain Assets
As discussed in the accompanying prospectus under the caption “ Certain Federal Income Tax Considerations—Taxation of the Company—General,” if we acquire any asset from a corporation which is or has been a C corporation in a transaction in which the basis of the asset in our hands is determined by reference to the basis of the asset in the hands of the C corporation, and we subsequently recognize gain on the disposition of the asset during the ten-year period beginning on the date on which we acquired the asset, then we will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (a) the fair market value of the asset over (b) our adjusted basis in the asset, in each case determined as of the date on which we acquired the asset. Such tax treatment assumes that certain elections specified in applicable Treasury Regulations are either made or forgone by us, or by the entity from which the assets are acquired, in each case, depending upon the date such acquisition occurred.
New Legislation
The American Jobs Creation Act of 2004, signed into law by President Bush on October 22, 2004, amended certain rules relating to the taxation of REITs. The American Jobs Creation Act includes, among other things, the following changes:
•	The American Jobs Creation Act expands the “straight debt safe harbor” under which certain types of securities are disregarded as securities when calculating the 10% value limitation discussed in the accompanying prospectus under the caption “—Taxation of AMB Property Corporation—Asset Tests” and excludes certain other securities from such calculation.

•	As discussed in the accompanying prospectus under the caption “—Taxation of AMB Property Corporation—Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries,” a look-through rule applies with respect to a REIT’s investment in an entity that is treated as a partnership for federal income tax purposes. The American Jobs Creation Act contains a special partnership look-through rule for purposes of the 10% value limitation discussed in the accompanying prospectus under the caption “—Taxation of AMB Property Corporation—Asset Tests.” Under the American Jobs Creation Act, solely for purposes of the 10% value limitation, the determination of a REIT’s interest in the assets of an entity treated as a partnership for federal income tax purposes in which the REIT owns an interest will be based on the REIT’s proportionate interest in any securities issued by the partnership, excluding for this purpose, certain securities which are not subject to the 10% value limitation.

•	The American Jobs Creation Act clarifies a rule regarding a REIT’s ability to enter into leases with its taxable REIT subsidiaries.

•	As discussed in the accompanying prospectus under the caption “—Taxation of AMB Property Corporation—Asset Tests,” we may not own more than 10% by vote or value of any one issuer’s securities, and the value of any one issuer’s securities may not exceed 5% of the value of our total assets. If we fail to meet these tests at the end of any quarter and such failure is not cured within 30 days thereafter, we would fail to qualify as a REIT. Under the American Jobs Creation Act, after the 30 day cure period (generally within 6 months after the last day of the quarter in which the failure to satisfy the asset test is discovered), a REIT may take action (e.g., dispose of nonqualifying assets) to cure a violation of the 5% or 10% asset test that does not exceed the lesser of 1% of the total value of the REIT’s assets at the end of the relevant quarter and $10,000,000. For violations due to reasonable cause and not willful neglect that are larger than this amount, the American Jobs Creation Act permits the REIT to cure a violation of any of the asset tests, after the 30 day cure period (generally within 6 months after the last day of the quarter in which the failure to satisfy the asset test is discovered), by (a) taking actions (e.g., disposing of nonqualifying assets) that allow the REIT to meet the asset tests, (b) paying a tax equal to the greater of $50,000 or the highest corporate tax rate multiplied by the net income generated by the non-qualifying assets, and (c) disclosing certain information to the Internal Revenue Service.

•	The American Jobs Creation Act also changes the formula for calculating the tax imposed for certain violations of the 95% gross income test described in the accompanying prospectus under the captions “—Taxation of AMB Property Corporation—General” and “—Taxation of AMB Property Corporation—Income Tests” and makes certain changes to the requirements for availability of the applicable relief provisions for failure to meet the 75% and 95% gross income tests.

•	The American Jobs Creation Act provides additional relief in the event that we violate a provision of the Internal Revenue Code that would result in our failure to qualify as a REIT if (i) the violation is due to reasonable cause, (ii) we pay a penalty of $50,000 for each failure to satisfy the provision, and (iii) the violation does not include a violation described in the fourth or fifth bullet point above.

•	As discussed in the accompanying prospectus under the caption “—Taxation of AMB Property Corporation—Redetermined Rents,” amounts received by a REIT for services customarily furnished or rendered by its taxable REIT subsidiary in connection with the rental of real property are excluded from treatment as “redetermined rents” and therefore avoid the 100% penalty tax. The American Jobs Creation Act eliminates this exclusion.
The foregoing is not an exhaustive list of the changes that were made by the American Jobs Creation Act. The provisions contained in the American Jobs Creation Act relating to the “straight debt safe harbor,” the exclusion of certain securities from the 10% value limitation and our ability to enter into leases with our taxable REIT subsidiaries apply retroactively to our taxable years beginning after December 31, 2000, and the remaining provisions described above (including the new 10% value limitation partnership look-through rule) generally apply to our taxable years commencing after the date of enactment of the American Jobs Creation Act (i.e., January 1, 2005).

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